FQF TRUST

SUPPLEMENT DATED JUNE 27, 2013
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 29, 2012

The following updates the prospectus and statement of additional information of the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, and the QuantShares U.S. Market Neutral Anti-Beta Fund (collectively, the “Funds”).

The members of FFCM, LLC (“FFCM”), the investment adviser to the Funds, have advised the Board of the Funds that FFCM intends to enter into an agreement to sell all of the equity interests in FFCM to Mosaic Investment Partners, Inc. (“MIP”). At the closing of the transaction contemplated by the agreement (the “Transaction”), MIP will obtain control of FFCM, resulting in the automatic termination of the current investment advisory agreement between each Fund and FFCM (“Current Agreement”).

In anticipation of the closing of the Transaction and to provide for continuity of management, the Board of Trustees of the Funds met at an in-person meeting on June 18, 2013 to review and consider a proposal whereby FFCM, as a wholly owned direct subsidiary of MIP, would provide investment advisory services to each Fund under a new investment advisory agreement (the “New Agreement”). At that meeting, the Board, including a majority of the members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, unanimously approved a New Agreement for each Fund, and determined to submit the New Agreement to each Fund’s shareholders for their approval at a special meeting of shareholders of the Funds to be held in August 2013. If the New Agreement is approved at the special meeting of shareholders and the conditions to the closing of the Transaction are otherwise met, FFCM anticipates that the Transaction will be completed shortly thereafter.

Under the New Agreement, subject to shareholder approval, FFCM would continue to provide management and investment advisory services to the Funds. The Funds’ investment objective(s) and principal investment strategies would not change. In addition, the advisory fees paid by each Fund to FFCM under the New Agreement would be the same as are paid by each Fund to FFCM under the Current Agreement and each Fund’s total expense ratio, including any contractual and voluntary waivers and/or reimbursements by FFCM, are expected to remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.